UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2019

AMERICAN NATIONAL BANKSHARES INC.
(Exact name of registrant as specified in its charter)

Virginia	0-12820	54-1284688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

628 Main Street, Danville, VA 24541
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 434-792-5111

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AMNB	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
American National Bankshares Inc. (“Company”) held its annual shareholders’ meeting on May 21, 2019. There were 10,898,200 shares of common stock entitled to vote at the annual meeting, of which 8,719,259 shares were present in person or by proxy. At the annual meeting, our shareholders (i) elected each of the persons listed below to serve as Class II directors of the Company, (ii) elected the person listed below to serve as a Class I director of the Company, (iii) ratified the selection of an independent registered public accounting firm, and (iv) approved, on an advisory basis, executive compensation of the Company’s named executive officers as disclosed in the proxy statement.

Our independent inspector of elections reported the vote of the shareholders as follows:
Proposal 1: Election of Class II Directors to Serve Until the 2022 Annual Meeting

Nominees	Votes For	Votes Withheld	Broker Non-Votes	Votes Uncast
Nancy Howell Agee	6,834,744	121,792	1,749,841	12,882
Jeffrey V. Haley	6,843,526	113,010	1,749,841	12,882
John H. Love	6,846,007	110,529	1,749,841	12,882
Ronda M. Penn	6,810,952	145,584	1,749,841	12,882
Susan K. Still	6,787,794	168,742	1,749,841	12,882
Proposal 2: Election of Class I Director to Serve Until the 2021 Annual Meeting

Nominees	Votes For	Votes Withheld	Broker Non-Votes	Votes Uncast
Kenneth S. Bowling	6,816,792	138,937	1,749,841	13,689
Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes Uncast
8,577,698	62,697	78,864	—	—
Proposal 4: Approval of Executive Compensation as Disclosed in the Proxy Statement

Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes Uncast
6,654,336	184,161	127,361	1,749,841	3,560

Item 8.01. Other Events.

On May 21, 2019, following the annual shareholders’ meeting, the Board of Directors of the Company created the new position of Lead Independent Director.  The Chair of the Corporate Governance and Nominating Committee, ex officio, had previously served in this role. Michael P. Haley was appointed as Lead Independent Director.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2019                                                                                       /s/ William W. Traynham
Executive Vice President and Chief Financial Officer